UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2019

SITE Centers Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3300 Enterprise Parkway, Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange

Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange

Depositary Shares, each representing 1/20 of a share of 6.5% Class J Cumulative Redeemable Preferred Shares without Par Value	SITC PRJ	New York Stock Exchange

Depositary Shares, each representing 1/20 of a share of 6.25% Class K Cumulative Redeemable Preferred Shares without Par Value	SITC PRK	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2019, at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of SITE Centers Corp. (the “Corporation”), the shareholders of the Corporation approved the SITE Centers Corp. 2019 Equity and Incentive Compensation Plan (the “Equity Plan”). The following description of the Equity Plan is qualified in its entirety by reference to the Equity Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In general, the Equity Plan will be administered by the Compensation Committee (the “Compensation Committee”) of the Corporation’s Board of Directors (the “Board”) and will enable the Compensation Committee to provide equity and incentive compensation to (1) the Corporation’s officers and other employees (and those of its subsidiaries), including persons who have agreed to commence serving in such capacity within 90 days of the grant of the applicable award, (2) the Corporation’s non-employee directors and (3) certain other individuals, including certain consultants, who provide employee-type services. Pursuant to the Equity Plan, the Corporation may grant equity-based and cash-based compensation generally in form of stock options, appreciation rights, restricted shares, restricted share units, performance shares, performance units, cash incentive awards, dividend equivalents and other stock-based awards upon terms and conditions as further described in the Equity Plan.

Subject to adjustment as described in the Equity Plan, and subject to the Equity Plan’s share counting rules, a total of 6,000,000 common shares of the Corporation are available for awards granted under the Equity Plan, minus one common share for every share subject to an award granted under the Corporation’s current 2012 Equity and Incentive Compensation Plan between December 31, 2018 and May 9, 2019. These shares may be shares of original issuance or treasury shares, or a combination of both. The aggregate number of shares available under the Equity Plan will generally be reduced by one common share for every one share subject to an award granted under the Equity Plan. Shares underlying certain awards under the Equity Plan and certain performance-based awards under the Corporation’s current 2012 Equity and Incentive Compensation Plan, the Amended and Restated 2008 Developers Diversified Realty Corporation Equity-Based Award Plan, the Amended and Restated 2004 Developers Diversified Realty Corporation Equity-Based Award Plan and the Amended and Restated 2002 Developers Diversified Realty Corporation Equity-Based Award Plan, in each case including as amended or amended and restated, that are cancelled or forfeited, expire, are settled for cash, or are unearned, will again be available under the Equity Plan, as further described in the Equity Plan.

The Equity Plan also provides that, subject to adjustment as described in the Equity Plan: (1) the aggregate number of common shares actually issued or transferred upon the exercise of incentive stock options will not exceed 6,000,000 common shares; and (2) no Corporation non-employee director will be granted, in any period of one calendar year, compensation for such service having an aggregate maximum value (measured at the grant date as applicable, and calculating the value of any awards based on the grant date fair value for financial reporting purposes) in excess of $650,000.

The Equity Plan permits the Compensation Committee to make certain performance-based awards to participants under the Equity Plan, which awards will be earned based upon the achievement of management objectives. A non-exhaustive list of performance measures that could be used for such performance-based awards includes the following: pre-tax income; after-tax income; net operating income; operating income; cash flow, including but limited to operating cash flow or free cash flow; earnings or adjusted earnings per share; cash and/or funds available for distribution; appreciation in the fair market value of shares; same store net operating income; total or relative return to shareholders; net earnings growth; stock appreciation (meaning an increase in the price or value of the shares after the date of grant of an award and during the applicable period); increase in sales or revenues; net earnings; changes (or the absence of changes) in the per share or aggregate market price of the shares; talent recruitment and retention; earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Corporation’s financial reports for the applicable period; total revenue or revenue growth; funds from operations per share, as determined and reported by the Corporation in its financial reports, adjusted funds from operations per share, or similar measures; return on capital, invested capital, assets, equity, development, or investment; net asset value and net asset value per share; cost/expense reductions or savings; acquisitions, dispositions or strategic transactions; gross or net profit or operating margins; operating efficiency; customer/client satisfaction; performance or yield on development or redevelopment projects; lease up performance or other occupancy measures; same store EBITDA; market share; operational or performance measurements relative to peers; implementation or completion of strategic projects; and regulatory body approval for commercialization of a project. The Board generally will be able to amend the Equity Plan, subject to shareholder approval in certain circumstances as described in the Equity Plan.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 9, 2019, the Corporation held its annual meeting of shareholders. The matters presented to shareholders for vote and the final voting results on such matters were as follows:

1.	Eight directors, each to serve until the next annual meeting of shareholders and until a successor has been duly elected and qualified, were elected by the following vote:

	For	Against	Abstain	Broker Non-Votes
Linda B. Abraham	162,114,344	509,300	30,157	7,197,039
Terrance R. Ahern	160,083,200	2,540,773	29,828	7,197,039
Jane E. DeFlorio	161,633,409	990,979	29,413	7,197,039
Thomas Finne	162,330,107	282,869	40,826	7,197,039
David R. Lukes	160,688,413	1,932,161	33,227	7,197,039
Victor B. MacFarlane	160,999,637	1,624,394	29,771	7,197,039
Alexander Otto	161,178,749	1,433,928	41,124	7,197,039
Dawn M. Sweeney	162,093,333	530,426	30,042	7,197,039

2.	The shareholder advisory vote regarding the compensation of the Corporation’s named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
160,300,631	2,211,458	141,713	7,197,039

3.

The ratification of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the Corporation’s fiscal year ending December 31, 2019 was approved by the following vote:

For	Against	Abstain
166,789,102	2,983,763	77,976

4.	SITE Centers Corp. 2019 Equity and Incentive Compensation Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
157,255,576	5,289,577	108,648	7,197,039

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	SITE Centers Corp. 2019 Equity and Incentive Compensation Plan (incorporated herein by reference to Exhibit 4.4 to the Corporation’s Registration Statement on Form S-8 (Commission File No. 333-231319) filed on May 9, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITE Centers Corp.

By:	/s/ Aaron M. Kitlowski
Name:	Aaron M. Kitlowski
Title:	Executive Vice President, General Counsel and Secretary

Date: May 13, 2019